Exhibit 10.2 TO BE FILED IN THE OFFICE OF THE CLERK OF NEW YORK COUNTY $54,125,443.00 BUILDING LOAN SUPPLEMENTAL BUILDING LOAN AGREEMENT Between 110 WILLIAM PROPERTY INVESTORS III, LLC, as Borrower, LENDERS SIGNATORY HERETO FROM TIME TO TIME, as Lenders, and DEUTSCHE PFANDBRIEFBANK AG as Administrative Agent and Lender County: New York Block: 77 Lots: 8 Premises: 110 William Street New York, New York UPON RECORDATION RETURN TO: King & Spalding LLP 1185 Avenue of the Americas New York, New York 10038 Attention: Elizabeth A. Gable, Esq. SUPPLEMENTAL BUILDING LOAN AGREEMENT THIS SUPPLEMENTAL BUILDING LOAN AGREEMENT, dated as of July 5, 2023 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), among 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Borrower”) and DEUTSCHE PFANDBRIEFBANK AG, a German bank (“PBB”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as a Lender, and each Person that becomes a “Lender” after the date hereof (individually, a “Lender” and, collectively, the “Lenders”). All capitalized terms used herein shall have the respective meanings set forth in Article I hereof. W I T N E S E T H: WHEREAS, Borrower and INVESCO CMI INVESTMENTS, L.P. (“Original Administrative Agent”) entered into that certain Senior Loan Agreement dated as of March 7, 2019 (the “Original Closing Date”), whereby Borrower is the borrower of the senior loan in the outstanding principal amount of $214,961,891.97 (the “Original Senior Loan”), which Senior Loan Agreement was assigned from Original Administrative Agent to Administrative Agent pursuant to that certain Assignment and Assumption Agreement between Original Administrative Agent and Administrative Agent dated as of May 29, 2019 (the “Assignment and Assumption Agreement”) and thereafter further amended (i) on April 29, 2022 by that certain First Amendment to Senior Loan Agreement (the “First Amendment”), (ii) on September 7, 2022 by that certain Second Amendment to Senior Loan Agreement (the “Second Amendment”), (iii) on January 9, 2023 by that certain Third Amendment to Senior Loan Agreement and (iv) by those certain letter agreements dated as of April 10, 2023, May 8, 2023 and June 8, 2023 (as amended, collectively, the “Original Senior Loan Agreement”). The Original Senior Loan Agreement is being amended and restated by that certain Amended and Restated Senior Loan Agreement dated as of the date hereof between Borrower, Administrative Agent and the Lenders set forth therein (as the same may be amended, restated, modified and supplemented from time to time, collectively, the “Senior Loan Agreement”). The Original Senior Loan has been fully advanced to the Borrower prior to the date hereof and Borrower is not entitled to any Future Advances thereunder. WHEREAS, on the Original Closing Date, Borrower and Original Administrative Agent entered into that certain Amended and Restated Building Loan Agreement (as amended, restated, modified and supplemented from time to time, collectively, the “Original Building Loan Agreement”) which Senior Loan Agreement was assigned from Original Administrative Agent to Administrative Agent pursuant to the Assignment and Assumption Agreement, whereby Borrower is the borrower of the building loan set forth thereunder (the “Original Building Loan”). As indicated in the First Amendment, Borrower has failed to satisfy the advance conditions set forth in the Original Building Loan Agreement and, therefore, no longer qualifies to receive Future Advances under the Original Building Loan Agreement. -2- WHEREAS, on September 7, 2022, pursuant to the Second Amendment, PBB agreed to make a supplemental loan to Borrower in the principal amount of up to $9,610,000.00 (the “Original Supplemental Loan”; together with the Original Senior Loan and the Original Building Loan, the “Original Loan”). WHEREAS, Borrower has requested and the Lenders have agreed to restructure the terms of the Original Loan including, which restructuring terms include, without limitation, an increase of the aggregate indebtedness to Borrower by increasing the Original Supplemental Loan from PBB to Borrower by an additional $56,674,426.00 (the “Supplemental Loan Upsize”). WHEREAS, a portion of the Supplemental Loan Upsize in the amount of $54,125,443.00 (the “Supplemental Building Loan Upsize Amount” and such loan, solely for the purposes hereunder, the “Loan”) is intended to be utilized to pay for “costs of the improvement” (as defined in the New York Lien Law) which shall be evidenced by that certain Supplemental Building Loan Promissory Note dated as of the date hereof in the maximum principal amount of the Supplemental Building Loan Upsize Amount made by Borrower and payable to PBB, which Loan shall be advanced pursuant to the terms hereunder; WHEREAS, PBB is willing to commit to make the Loan subject to and in accordance with the conditions and terms of this Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows: I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION Section 1.1 Definitions. Unless separately defined in this Agreement, all capitalized terms used herein shall have the respective meanings given to them in the Senior Loan Agreement. For all purposes of this Agreement, except as otherwise expressly provided: “Agreement” shall have the meaning set forth in the introductory paragraph hereto. “Applicable Spread” shall mean the following: with respect to the Loan (i) from the date hereof until the day immediately preceding the Initial Maturity Date three percent (3.0%) -3- (ii) from the Initial Maturity Date until the day immediately preceding the First Extension Maturity Date three percent (3.0%) (iii) from and after the First Extension Maturity Date three and one-half percent (3.5%) “Borrower” shall have the meaning set forth in the introductory paragraph hereto. “Building Loan Costs” shall mean Costs of the Improvements with respect to the Property. “Capital Expenditures” shall mean, for any period, amounts expended for replacements and alterations to the Property, excluding any Tenant Improvements and Other Tenant Improvements, which are required to be capitalized according to Accounting Principles. “Capital Expenditures Work” shall mean any labor performed or materials installed in connection with any Capital Expenditure. “Closing Date” shall mean the date hereof. “Commitment” shall mean, as to each Lender, such Lender’s obligation to make disbursements pursuant to this Agreement, in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I attached hereto as such Lender’s “Commitment Amount” or as otherwise agreed by the applicable Lenders. "Contested Item" shall mean any imposition, mechanic's or materialman's lien asserted against all or any part of the Property if, and so long as (A) Borrower has notified Administrative Agent of same within ten (10) days of obtaining knowledge thereof; (B) Borrower, at its sole cost and expense, shall diligently and in good faith contest the same by appropriate legal, administrative or other proceedings which shall operate to prevent the enforcement of collection of the same and the sale of the Property or any part thereof to satisfy the same; (C) Borrower shall have furnished to Administrative Agent a cash deposit, or an indemnity bond satisfactory to Administrative Agent with a surety satisfactory to Administrative Agent, in the amount of one hundred fifty percent (150%) of such imposition or lien claim to ensure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; (D) Borrower shall promptly upon final determination thereof pay the amount of any such imposition or lien claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (E) the failure to pay such imposition or lien claim does not constitute a default under any other lien instrument, mortgage or security interest or any other document covering or affecting any part of the Property; and (F) notwithstanding the foregoing, Borrower shall immediately upon request of Administrative Agent pay any such imposition or lien claim notwithstanding such contest, if in the reasonable opinion of Administrative Agent the Property shall be in jeopardy or in danger of being forfeited or foreclosed.

-4- “Costs of the Improvements” shall mean those items defined as a “cost of improvement” under Section 2 of Article 1 of the Lien Law. “Debt” shall mean the then outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums due to the Lenders in respect of the Loan under the Note, this Agreement and any other Loan Document (including, without limitation, all costs and expenses payable to the Lenders thereunder). “Debt Service” shall mean, with respect to any particular period, the sum of the amount of interest and principal (if any) due pursuant to and in accordance with this Agreement with respect to such particular period. “Default” shall mean the occurrence of any event hereunder or under any other Loan Document which, if not cured within the applicable grace, notice or cure period therefor (if any), would be an Event of Default. “Event of Default” shall have the meaning set forth in Section 10.1(a). “Future Advance” or “Future Advances” shall mean, collectively, the Future Advance (Capital Expenditures) and Future Advance (TI/LCs). “Future Advance (Capital Expenditures)” or “Future Advances (Capital Expenditures)” shall mean one or more advances of a portion of the Future Funding Amount available to Borrower pursuant to Section 2.6 hereof to reimburse Borrower or pay third parties directly for the actual cost incurred by or to be incurred by Borrower with respect to Capital Expenditures Work to be completed in accordance with the terms hereof. “Future Advance (TI/LCs)” or “Future Advances (TI/LCs)” shall mean, as applicable, one or more advances of a portion of the Future Funding Amount available to Borrower pursuant to Section 2.6 hereof to reimburse Borrower or pay third parties directly the actual cost incurred or to be incurred by Borrower with respect to TI/LC Costs. “Future Funding Amount” shall mean an amount not to exceed the Supplemental Building Loan Upsize Amount, in the aggregate, available to be advanced to Borrower in accordance with the terms and conditions set forth in this Agreement. “Leasing Agent” shall mean (as the context may require) (i) Leasing Agent (Newmark), (ii) Leasing Agent (Savanna), (iii) Leasing Agent (Cushman), and (iv) or any other leasing agent engaged by Borrower in accordance with the terms and conditions of the Loan Documents. “Leasing Agent (Cushman)” shall mean Cushman & Wakefield, Inc., a New York corporation. “Leasing Agent (Newmark)” shall mean Newmark & Company Real Estate, Inc. d/b/a Newmark Grubb Knight & Frank, a New York corporation. “Leasing Agent (Savanna)” shall mean Savanna Commercial Services LLC, a Delaware limited liability company. -5- “Leasing Agreement” shall mean (as the context may require) (i) the Leasing Agreement (Newmark), (ii) the Leasing Agreement (Savanna) (Office), (iii) Leasing Agreement (Savanna) (Retail), (iv) Leasing Agreement (Cushman) or (v) any Replacement Leasing Agreement entered into by and between Borrower or Manager and a Leasing Agent in accordance with the terms of the Loan Documents, in each case, pursuant to which the Leasing Agent is to provide leasing services with respect to the Property. “Leasing Agreement (Cushman)” shall mean that certain Rental Agency Agreement dated as of July 24, 2019 between Borrower and Leasing Agent (Cushman). “Leasing Agreement (Newmark)” shall mean that certain Rental Agency Agreement dated as of December 11, 2014 between Borrower and Leasing Agent (Newmark), as amended by that certain First Amendment Letter Agreement, dated as of November 28, 2017. “Leasing Agreement (Savanna) (Office)” shall mean that certain Second Amended and Restated Rental Agency Agreement dated as of the Closing Date between Borrower and Leasing Agent (Savanna). “Leasing Agreement (Savanna) (Retail)” shall mean that certain Amended and Restated Rental Agency Agreement dated as of the Closing Date between Borrower and Leasing Agent (Savanna). “Leasing Commissions” shall mean the leasing commissions required to be paid by Borrower pursuant to the terms and provisions of the Leasing Agreement for procuring Leases with respect to the Property or any other leasing commission agreement with respect to the Property. “Legal Requirements” shall mean, individually and/or collectively, as the context may require, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities having jurisdiction over the Loan, any Secondary Market Transaction with respect to the Loan, any Borrower Party, the Property or any part thereof or the construction, use, alteration, operation or sale thereof, or any part thereof, whether now or hereafter enacted and in force, including, without limitation, the rules and regulations promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, zoning and land use laws, the Americans with Disabilities Act of 1990, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof. “Lender” shall have the meaning set forth in the introductory paragraph hereto. “Lien Law” shall mean the Lien Law of the State of New York. “Loan” shall have the meaning set forth in the Recitals hereto. -6- “Loan Documents” shall mean, collectively, this Agreement, the Note, the Mortgage, the Assignment of Leases, the Cash Management Agreement, the Clearing Account Agreement, the Working Capital Account Agreement, the Environmental Indemnity, the Recourse Guaranty, the Completion Guaranty, the Carry Guaranty, the Funding Guaranty, the Assignment of Management Agreement, the Assignment of Project Management Agreement, the Assignment of Leasing Agreement, the Assignment of Construction and Asset Management Agreement, the Assignment of Protection Agreement and any other document pertaining to the Property as well as all other documents now or hereafter executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Minimum Advance Amount” shall mean $37,500.00. “Monthly Debt Service Payment Amount” shall mean on each Monthly Payment Date through and including the Maturity Date, an amount equal to the interest accruing on the Outstanding Principal Balance at the Applicable Interest Rate (or at the Default Rate, as applicable) for the immediately preceding Interest Period, which interest shall be calculated in accordance with Section 2.2. “Monthly Payment Date” shall mean the ninth (9th) calendar day of each calendar month during the term of the Loan, and if such day is not a Business Day, then the Business Day immediately preceding such day. “Mortgage” shall mean that certain Supplemental Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of the Closing Date, executed and delivered by Borrower as security for the Loan and encumbering the Property in the amount of the Supplemental Building Loan Upsize Amount. “Note” shall have the meaning set forth in Section 2.1.3. “Obligations” shall mean, collectively, Borrower’s obligations for the payment of the Debt and the performance of all obligations of Borrower contained in the Loan Documents. “Original Building Loan” shall have the meaning set forth in the recitals hereto. “Original Closing Date” shall have the meaning set forth in the recitals hereto. “Original Loan” shall have the meaning set forth in the recitals hereto. “Original Senior Loan Agreement” shall have the meaning set forth in the recitals hereto. “Original Senior Loan” shall have the meaning set forth in the recitals hereto. “Original Supplemental Loan” shall have the meaning set forth in the recitals hereto. “Outstanding Principal Balance” means, as of any date, the then outstanding principal balance of the Loan. -7- “Pro Forma Debt Service” shall mean, for any date of determination the product of (a) the Outstanding Principal Balance multiplied by (b) a notional annual rate of interest equal to the sum of (x) the average rate shown on the one-month USD SOFR Forward Curve (as published by Chatham Financial or another similar firm selected by Administrative Agent) for the period of twelve full calendar months following such date of determination plus (y) the Applicable Spread. “Pro Rata Share” shall mean, as to each Lender (which, for the purposes of clarification, as of the date hereof is solely PBB), the ratio, expressed as a percentage, of (a) the amount of such Lender’s Commitment to (b) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the Pro Rata Share of such Lender in effect immediately prior to such termination or reduction. “Property” shall mean the parcel of real property, the Improvements thereon and all personal property owned by Borrower and encumbered by the Mortgage, together with all appurtenances and other rights pertaining to such property and Improvements, all as more particularly described in the granting clauses of the Mortgage and referred to therein as the “Property”. “Requested Advance Date” shall have the meaning set forth in Section 2.7.2(a). “Senior Loan” shall mean the “Loan” as defined in the Senior Loan Agreement. “Senior Loan Agreement” shall have the meaning set forth in the Recitals hereto. “Senior Loan Documents” shall mean the “Loan Documents” as defined in the Senior Loan Agreement. “Shortfall” shall have the meaning set forth in Section 2.6.4. “Supplemental Building Loan Upsize Amount” shall have the meaning set forth in the Recitals hereto. “Supplemental Loan Upsize” shall have the meaning set forth in the Recitals hereto. “Tenant Improvement Allowance” shall mean the amount required to be paid by Borrower to DCAS Tenant under the DCAS Lease on account of or in lieu of work performed by such Tenant in the applicable space demised under the DCAS Lease. “Tenant Improvements” shall mean the improvements and/or other work affecting the demised premises of the DCAS Lease, which is required to be constructed and paid for by Borrower pursuant to the DCAS Leases for such space. “Tenant Improvement Work” shall mean the construction work to be performed by or on behalf of Borrower, as landlord, or DCAS Tenant, as tenant, as Tenant Improvements under the DCAS Lease.

-8- “Tenant Inducement Costs” shall mean concessions provided to DCAS Tenant under or with respect to the DCAS Lease (including, without limitation, the payment of any lease termination payments, purchase of furniture and payment of moving costs). “TI/LC Costs” shall mean the costs of all Tenant Improvement Work or Tenant Improvement Allowances, Tenant Inducement Costs and Leasing Commission costs associated with the DCAS Lease, in each case, to be paid by Borrower pursuant to the terms of the DCAS Lease. Section 1.2 Principles of Construction. (a) All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any Loan Document shall be deemed to include references to such documents as the same may hereafter be amended, modified, supplemented, extended, replaced and/or restated from time to time (and, in the case of any note or other instrument, to any instrument issued in substitution therefor). Unless otherwise specified, the words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. (b) When any sections or provisions of the Senior Loan Agreement are incorporated herein by reference, the following terms shall be modified as follows, “Agreement” shall mean this Agreement; “Applicable Spread” shall mean the Applicable Spread defined in this Agreement, “Obligations” shall mean the Obligations defined in this Agreement; “Debt” shall mean the Debt defined in this Agreement; “Loan” shall mean the Loan defined in this Agreement; “Loan Documents” shall mean the Loan Documents defined in this Agreement; “Note” shall mean the Note defined in this Agreement; “Mortgage” shall mean the Mortgage as defined in this Agreement; “Supplemental Loan” shall mean the “Loan” as defined in this Agreement; and to the extent any other definition used therein references the Senior Loan, for the purposes of this Agreement each shall reference the Loan. In addition, with respect to any provisions or definitions incorporated by reference herein from the Senior Loan Documents, such provisions or definitions shall be deemed a part of this Agreement notwithstanding the fact that the Senior Loan shall no longer be effective for any reason, including, without limitation, after the repayment of the Senior Loan. II. THE LOAN Section 2.1 The Loan. 2.1.1 Agreement to Lend and Borrow. Subject to and upon the terms and conditions set forth herein, the Lenders (which for the purposes of clarification, as of the date hereof, is solely PBB, but if any other Lenders become a party hereto, the Future Advances shall be made by all such Lenders severally, in accordance with their Pro Rata Shares) shall make the Loan to Borrower and Borrower shall accept the Loan from the Lenders as follows: on the Closing Date hereof, the Lender has committed to make the Loan which shall be advanced pursuant to the -9- terms hereof. If the terms and conditions of Section 2.6 are satisfied, subsequent Future Advances in an aggregate amount not to exceed the Future Advance Amount shall be advanced by the Lender. The Lenders (solely as defined in the Senior Loan Agreement) are not obligated to make any further advances or Future Advances (provided, however, the foregoing does not apply to any Lender hereunder, regardless of whether or not such Lender is also a “Lender” under the Senior Loan Agreement). 2.1.2 No Re-Borrowing. The Future Advancers and any amount borrowed and repaid hereunder may not be reborrowed. 2.1.3 The Note. The Loan shall be evidenced by that certain Supplemental Building Loan Promissory Note dated as of the date hereof in the maximum principal amount of the Supplemental Building Loan Upsize Amount made by Borrower and payable to PBB and shall be advanced pursuant to the terms hereunder (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, the “Note”) and shall be repaid in accordance with the terms of this Agreement and the Note. The maximum principal indebtedness that may be evidenced by the Note is the Supplemental Building Loan Upsize Amount. The Outstanding Principal Balance as of the Closing Date is $0.00. 2.1.4 Use of Proceeds. Borrower shall use proceeds of the Loan solely (i) for the purposes contemplated by Section 2.6 hereof for the payment of Building Loan Costs specified in the Project Budget and (ii) for any other Costs of the Improvement reasonably approved by Administrative Agent pursuant to the Senior Loan Agreement and for no other purpose whatsoever. 2.1.5 Loan Advances. Subject to compliance by Borrower with the terms and conditions of this Agreement, PBB shall make, and Borrower shall accept from PBB, Future Advances under this Agreement for the applicable purposes or uses permitted as required hereunder. PBB shall not be required to make Future Advances for the costs incurred by Borrower with respect to materials stored off the Property. No Future Advances or any portion thereof shall be made directly or indirectly for payments to a Borrower Related Party, except (a) as expressly permitted in the Loan Documents, or (b) as otherwise may be approved in writing by Administrative Agent. The obligations of PBB to make Future Advances hereunder are several, and not joint, and under no circumstances shall any other Lender be obligated to fund any Future Advance or more than its Commitment. Section 2.2 The Interest Rate. The provisions of Sections 2.2 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference, subject to modifications required by Section 1.2 hereof. Section 2.3 Loan Payments. The provisions of Section 2.3 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as -10- if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. Section 2.4 Prepayments. The provisions of Section 2.4 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. Section 2.5 Regulatory Change; Taxes. The provisions of Section 2.5 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. Section 2.6 Advances; Working Capital. 2.6.1 Working Capital. The provisions of Section 2.6.1 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. 2.6.2 Conditions of Future Advances (Capital Expenditures) and Future Advances (TI/LCs). The obligation of the Lenders to make any Future Advance (Capital Expenditures) and/or Future Advance (TI/LCs) hereunder shall be subject to the following conditions precedent, all of which conditions precedent must be satisfied, to the extent applicable (and remain satisfied as of the date the Future Advance is actually made by the Lenders) prior to the Lenders making any such Future Advance (Capital Expenditures) and/or Future Advance (TI/LCs) under this Agreement and, upon satisfaction of the following conditions precedent, the Lenders shall be obligated to make any applicable Future Advance (Capital Expenditures) and Future Advance (TI/LCs). (a) General Conditions: (i) Borrower’s Requisition. Borrower has delivered to Administrative Agent Borrower’s Requisition (and all deliverables required to be provided in connection therewith pursuant to this Article 2), which shall constitute Borrower’s representation and warranty to Administrative Agent that: (a) all costs for the payment of which Administrative Agent has previously advanced funds have in fact been paid or will be paid promptly following receipt of the applicable Future Advance, (b) all the representations and warranties contained in Article III of this Agreement continue to be true and correct in all material respects, except to the extent such representation or warranty was made as of a specified earlier date, in which case such representation shall be true and correct in all material respects as of the date made, subject to changes to such representations and warranties disclosed to Administrative Agent in writing, so long as such update is not the result of any breach of a covenant of Borrower under the Loan -11- Documents, and such changes do not result from any monetary Default, material non- monetary Default which is reasonably likely to have a Material Adverse Effect or Event of Default by Borrower, and (c) no monetary Default, material non-monetary Default or Event of Default shall have occurred and be continuing (unless such monetary Default or material non-monetary Default would be cured by funding the applicable Future Advance (Capital Expenditures) and/or Future Advance (TI/LCs). (ii) No Liens. The Property shall be free from all Liens (other than Permitted Encumbrances) or Liens that will be paid for from the Future Advance and for which Borrower has provided lien waivers reasonably acceptable to Administrative Agent, conditioned only upon such payment. (iii) Proceedings. There shall be no governmental actions, proceedings or investigations pending or threatened in writing against or filed by Borrower which is reasonably likely to have a Material Adverse Effect. (iv) No Default. On and prior to the date of such Future Advance (Capital Expenditures) and/or Future Advance (TI/LCs), there shall exist no monetary Default, material non-monetary Default which is reasonably likely to have a Material Adverse Effect or Event of Default (unless such monetary Default or such material non-monetary Default would be cured by funding the applicable Future Advance (Capital Expenditures) and/or Future Advance (TI/LCs)). (v) Available Commitments. Such Future Advance, together with all other Future Advances previously made hereunder, shall not exceed the Future Advance Amount. (vi) Additional Funding Sources. Prior to the initial Future Advance hereunder, Borrower shall have provided evidence to Administrative Agent that the Minimum Equity Requirement has been satisfied in full. Additionally, to the extent that either (i) there is cash flow from the Property (for the avoidance of doubt, exclusive of any funds which the DCAS Tenant under the DCAS Lease is required to pay to Borrower as reimbursement for costs incurred in connection with Borrower’s Tenant Improvement Work, or (ii) there are funds on deposit in the Working Capital Account, such funds shall be first utilized to pay TI/LC Costs and/or Capital Expenditures prior to any Future Advance. (vii) Payment of Fees. Administrative Agent shall have received payment for any and all reasonable fees payable with respect to the applicable Future Advance, including, but not limited to, solely with respect to any Future Advance (Capital Expenditures) or any Future Advance (TI/LCs), the reasonable fees and out-of-pocket expenses of the Construction Consultant (which shall not exceed $2,000 per draw), if any, relating to the Loan, and all other reasonable, out-of-pocket fees, costs and expenses (including, without limitation, reasonably attorneys’ fees) of Administrative Agent relating to the Loan to the extent then due and payable.

-12- (viii) Materials. Solely with respect to any Future Advance (Capital Expenditures) and any Future Advance (TI/LCs), with respect to any materials stored on the Property, the Lenders shall not be required to make Future Advances for the costs incurred by Borrower in connection therewith, except to the extent (x) Administrative Agent has received evidence that such materials are covered by the insurance policies required by this Agreement and are identified and protected against loss, theft and damage in a manner acceptable to Administrative Agent and the Construction Consultant, (y) Administrative Agent shall have received bills of sale and other documentation evidencing payment in full of such materials, Borrowers’ ownership thereof following payment of such amount, and the release of any right, title or lien in respect thereof by any vendor after payment of such amount. The costs of any such materials stored at the Property, at any one time, for which Borrower shall have received (or is then requesting) a Future Advance (together with any Future Advance (as defined in the Senior Loan)), shall not exceed $8,000,000 in the aggregate. (b) Leases. Solely with respect to any Future Advance (TI/LCs), Borrower shall have delivered to Administrative Agent evidence that the obligations set forth in the DCAS Lease related to such Future Advance have been satisfied and no default exists under the DCAS Lease beyond any applicable grace, notice or cure periods. In connection with any Tenant Improvement Work performed or to be performed by the DCAS Tenant and Borrower’s obligation under the DCAS Lease to pay to DCAS Tenant an allowance (all as more specifically provided for in the DCAS Lease), Borrower shall (i) reserved, (ii) to the extent Borrower has the right to receive or request the same under the DCAS Lease, Borrower shall deliver a budget for such Tenant Improvement Work to Administrative Agent prior to making the first request of a Future Advance with respect to the applicable Tenant Improvement Allowance, together with the plans and specifications for such work, (iii) certify in writing that the conditions have been satisfied and that Borrower is obligated to disburse the funds to DCAS Tenant under such Lease, (iv) use commercially reasonable efforts to cause DCAS Tenant to perform all Tenant Improvement Work that is the subject of the Tenant Improvement Allowance in accordance with the DCAS Lease and (v) deliver to Administrative Agent, concurrently with the request for any Future Advance, all of the materials delivered by the applicable tenant to Borrower in connection with such Future Advance. (c) Endorsement to Title Insurance Policy. Solely with respect to the Future Advance (Capital Expenditures) and Future Advance (TI/LCs) (excluding Future Advances (TI/LCs) funded to pay Leasing Commissions), if required by Administrative Agent, Borrower has delivered to Administrative Agent (i) a “title continuation” reasonably acceptable to Administrative Agent dated on or about the date of each Future Advance, which shall show the Mortgage as a lien on the Property subject only to Permitted Encumbrances and (ii) a TIRSA Construction Loan Policy Endorsement, which endorsement shall increase the coverage of the Title Insurance Policy by the amount of the Future Advance through the date the Future Advance is disbursed. (d) Budget: Solely with respect to the Future Advance (Capital Expenditures) and Future Advance (TI/LCs), (excluding Future Advances (TI/LCs) funded to pay Leasing Commissions), Borrower shall have delivered to Administrative Agent a budget for such Capital Expenditures Work and for such Tenant Improvement Work reflecting the anticipated cost -13- for performing such Capital Expenditures Work and Tenant Improvement Work, and Administrative Agent shall have approved the same, such approval not to be unreasonably withheld, delayed or conditioned (each such budget, as approved by Administrative Agent, a “Project Budget”); provided that the initial Project Budget for the Capital Expenditures Work attached to the Senior Loan Agreement is hereby approved by Administrative Agent. Future Advances hereunder shall be funded in accordance with the Project Budget. (e) Inspection: Solely with respect to the Future Advance (Capital Expenditures) and Future Advance (TI/LCs) (excluding Future Advances (TI/LCs) funded to pay Leasing Commissions) which disbursement will exceed $100,000, in connection with any Tenant Improvement Work or Capital Expenditures Work, Administrative Agent, at its option, may require an inspection of the applicable portion of the Property at Borrower’s expense prior to making a Future Advance in order to verify completion of improvements constituting the applicable Capital Expenditures Work, Tenant Improvement Work or other TI/LC Costs, as the case may be. (f) Final Payment: Solely with respect to the Future Advance (Capital Expenditures) and Future Advance (TI/LCs), in connection with a Future Advance for the final amounts to pay for Tenant Improvement Work or Capital Expenditures Work performed or to be performed by or on behalf of Borrower or by the Tenant with respect to the DCAS Lease, Borrower shall provide Administrative Agent with (A) evidence of payment of all costs and expenses of completing the applicable work, (B) a copy of any and all applicable permits, if any, required by Legal Requirements, with respect to any such Tenant Improvements, so as to allow the Tenant to occupy the leased premises as contemplated under the DCAS Lease, and (C) an original estoppel certificate in form and substance reasonably acceptable to Administrative Agent executed by the applicable Tenant under the DCAS Lease for which such request relates, stating that such Tenant has accepted the subject Tenant Improvements and that there are no defaults known to the Tenant under the DCAS Lease. 2.6.3 Construction. Borrower shall (a) construct and complete all Tenant Improvement Work within the time period and as required by, and in accordance with, the DCAS Lease, (b) construct all Capital Expenditures Work, (c) pay for or caused to be paid for and obtained all permits, licenses and approvals required by any Governmental Authority with respect to such Tenant Improvement Work to the extent required in the DCAS Lease and Capital Expenditures Work substantially in accordance with the schedule set forth in any Project Budget submitted to Administrative Agent, (d) cause all such Tenant Improvement Work and Capital Expenditures Work to be performed in a good and workmanlike manner, in compliance with all Legal Requirements in all material respects (including any and all applicable life safety laws, environmental laws and the ADA); (e) cause all Tenant Improvement Work and Capital Expenditures Work to be performed in a manner consistent with any plans and specifications therefor; (f) cause all Tenant Improvement Work and Capital Expenditures Work to be performed without regard to any deficiency of the amount of the proceeds of the Loan available and allocated for such Tenant Improvement Work and/or Capital Expenditures Work; and (g) cause all such Tenant Improvement Work and Capital Expenditures Work to be constructed, installed and completed as applicable, free and clear of all Liens (except for Permitted Encumbrances). -14- 2.6.4 Funding Amount. Borrower shall be obligated to fund any cost overruns or other amount which needs to be expended in order to enable Borrower to satisfy its obligation under Section 2.6.3 hereof to complete construction of Tenant Improvement Work and Capital Expenditures Work. At any time and from time to time during the term of the Loan, with respect to the aggregate Tenant Improvement Work and Capital Expenditures Work, if Administrative Agent determines in its reasonable discretion that the estimated costs and expenses required to complete and pay for such aggregate Tenant Improvement Work and Capital Expenditures Work exceeds the sum of (a) the projected cost reflected on any approved budgets for such work and (b) the remaining unadvanced amounts available to be advanced under the Loan for the applicable costs, Administrative Agent shall have the right (but not the obligation) to notify Borrower in writing that, the cost of completing the aggregate Tenant Improvement Work and Capital Expenditures Work exceeds the approved budgets (the amount of any such deficiency, being herein referred to as the “Shortfall”). If Administrative Agent at any time shall deliver any such notice to Borrower, Borrower shall within ten (10) Business Days of delivery thereof, deposit with Administrative Agent, for the benefit of Lenders an amount equal to such Shortfall. For the avoidance of doubt, a Shortfall may exist whether or not Administrative Agent delivers a notice to Borrower; provided, that Borrower’s obligation to make a deposit with Administrative Agent is conditioned on Administrative Agent sending a notice pursuant to the terms of this Section. Administrative Agent shall have no obligation to make further Future Advances until the sums required to be deposited with Administrative Agent have been exhausted and, in any such case, the Loan is back “in balance.” Any such sums not used as provided shall be released to Borrower when and to the extent that Administrative Agent determines that a Shortfall does not exist, provided, however, that should an Event of Default occur, Administrative Agent, in its sole discretion, may apply such amounts either to the remaining costs and expenses to complete the Capital Expenditures Work or Tenant Improvement Work or to the immediate payment of any obligations of Borrower with respect to the Debt. 2.6.5 Quality of Work. No Future Advance or any portion thereof shall be made with respect to defective work or to any Person that has performed work that is defective and that has not been cured, as confirmed by the report of the Construction Consultant, if any, except to the extent that such Future Advance is for the remediation of the defective work. Additionally, Administrative Agent may disburse all or part of any Future Advance before the sum shall become due if Administrative Agent believes it advisable for Administrative Agent to do so, and all such Future Advances or parts thereof shall be deemed to have been made pursuant to this Agreement. 2.6.6 No Reliance. All conditions and requirements of this Agreement are for the sole benefit of Administrative Agent and Lenders and no other person or party (including, without limitation, the Construction Consultant, if any, any contractor and subcontractors and materialmen) shall have the right to rely on the satisfaction of such conditions and requirements by Borrower. Administrative Agent shall have the right, in its sole and absolute discretion, to waive any such condition or requirement and Borrower shall be authorized to rely on such waiver if and to the extent such waiver is in writing and signed by Administrative Agent. 2.6.7 Miscellaneous. The making of a Future Advance by Lenders shall not constitute Administrative Agent’s approval or acceptance of the construction theretofore completed or materials furnished with respect thereto. Administrative Agent’s inspection and -15- approval of the workmanship and materials used in any Capital Expenditures Work or Tenant Improvement Work, shall impose no liability of any kind on Administrative Agent, the sole obligation of Administrative Agent as the result of such inspection and approval being to make the Future Advances if and to the extent, required by this Agreement. 2.6.8 Trust Funds. All proceeds advanced hereunder shall be subject to the trust fund provisions of Section 13 of the Lien Law. Borrower covenants that (i) it will receive all advanced proceeds and will hold the right to receive such proceeds as trust funds to be first applied to the payment of trust claims as defined in Section 71 of the New York Lien Law, (ii) it will apply all such advanced proceeds to the payment of trust claims (as so defined) only, before using any part of such advanced proceeds for any other purpose, and (iii) it shall request and disburse any and all advances only for Building Loan Costs and for no other purpose or expense whatsoever. 2.6.9 Lien Law Section 22 Compliance. The affidavit attached hereto as Exhibit A is made pursuant to and in compliance with Section 22 of the Lien Law. 2.6.10 ALL POTENTIAL LIENORS ARE HEREBY CAUTIONED TO EXERCISE SOUND BUSINESS JUDGMENT IN THE EXTENSION OF CREDIT TO BORROWER. NO POTENTIAL LIENOR SHOULD EXPECT ADMINISTRATIVE AGENT TO MAKE ADVANCES OF THE LOAN IN AMOUNTS AND AT TIMES SUCH THAT IT WILL NOT BE NECESSARY FOR EACH SUCH POTENTIAL LIENOR TO EXERCISE SOUND BUSINESS JUDGMENT IN THE EXTENSION OF CREDIT TO BORROWER. MOREOVER, ALL POTENTIAL LIENORS ARE REMINDED THAT SUBDIVISION (3) OF SECTION 13 OF THE NEW YORK LIEN LAW PROVIDES THAT “NOTHING IN THIS SUBDIVISION SHALL BE CONSIDERED AS IMPOSING UPON ADMINISTRATIVE AGENT ANY OBLIGATION TO SEE TO THE PROPER APPLICATION OF SUCH ADVANCES BY THE BORROWER,” AND ADMINISTRATIVE AGENT DOES NOT IMPOSE SUCH AN OBLIGATION ON ITSELF. Section 2.7 Method of Disbursement of Loan Proceeds. 2.7.1 Borrower’s Requisition to Be Submitted to Administrative Agent. At such time as Borrower shall desire to obtain a Future Advance (the date of such Future Advance being required to be a Business Day), Borrower shall complete, execute and deliver to Administrative Agent a Borrower’s Requisition in the form attached to the Senior Loan Agreement (“Borrower’s Requisition”), which shall be accompanied by: (a) duly executed lien waivers, which may be interim lien waivers (for payments to be made from Future Advances for work which is not yet complete) and shall be final lien waivers (for all work which has been completed), as applicable, but in all events such lien waivers may be conditioned upon the payee’s receipt of payment in the applicable amount, from all contractors for all work performed, and all labor or material supplied prior to the date of the Future Advance; (b) copies of all invoices, paid receipts, contracts, subcontracts, purchase orders, bills of sale and similar documentation, as applicable, related to each Future Advance so that Administrative Agent can verify all costs set forth in any such Borrower’s Requisition;

-16- (c) evidence reasonably satisfactory to Administrative Agent that the full amount of the proceeds of the then last preceding Future Advance has been paid out in full to the Person with respect to whom such Future Advance was made and otherwise in accordance with this Agreement; and (d) such other information, documentation and certification as Administrative Agent shall reasonably request, including, without limitation, any documents required pursuant to Section 2.6 above. 2.7.2 Procedure of Advances. (a) Each Borrower’s Requisition shall be submitted to Administrative Agent at least ten (10) Business Days prior to the date of the requested Future Advance (the “Requested Advance Date”). The Lenders shall make the requested Future Advance on the Requested Advance Date so long as all conditions to such Future Advance are satisfied or waived; provided that Borrower may revoke such Borrower’s Requisition at any time prior to the Requested Advance Date upon prior notice to Administrative Agent (subject to payment of any Breakage Costs and any out-of-pocket costs or expenses incurred by Administrative Agent or Lenders in connection with such revocation). (b) In no event shall the Lenders be required to advance Future Advance funds in an amount less than the Minimum Advance Amount (except in respect of any final Future Advance). 2.7.3 Funds Advanced. Each Future Advance made directly to Borrower shall be made by Administrative Agent by wire transfer (or other transfer) to an account designated by Borrower. All proceeds of all Future Advances shall be used by Borrower only for the purposes for which such Future Advances were made or as otherwise may be permitted or required herein. 2.7.4 Direct Future Advances to Third Parties. At Administrative Agent’s option at any time that a monetary Default, material non-monetary Default which is reasonably likely to have a Material Adverse Effect or Event of Default has occurred and is continuing, Administrative Agent may make any or all Future Advances directly or through the Title Company to (i) any contractor, (ii) the Construction Consultant to pay its reasonable fees (which shall not exceed $2,000 per draw), if applicable, (iii) Administrative Agent’s counsel to pay the reasonable fees incurred by the same, (iv) to pay (x) any out-of-pocket expenses incurred by Administrative Agent which are reimbursable by Borrower under the Loan Documents (including, without limiting the generality of the foregoing, reasonable attorneys’ fees and expenses and other reasonable fees and expenses incurred by Administrative Agent), provided that Borrower shall theretofore have received written notice from Administrative Agent thereof, or (y) following the occurrence and during the continuance of an Event of Default, any other sums due to Administrative Agent under the Note, this Agreement or any of the other Loan Documents, all to the extent that the same are not paid by the respective due dates thereof, and (v) any other Person to whom Administrative Agent determines payment is due. Any portion of the Loan disbursed by Administrative Agent as set forth above shall be deemed disbursed as of the date on which the Person to whom such payment is made receives the same. The execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable authorization to disburse such Future -17- Advances constituting part of the Loan directly to any such Person or through the Title Company to such Persons subject to and in accordance with this Section 2.7.4 as amounts become due and payable to them hereunder and any portion of the Loan so disbursed by Administrative Agent shall be deemed disbursed as of the date on which the Person to whom payment is made receives the same. No further authorization from Borrower shall be necessary to warrant such payment directly of such Future Advances to such relevant Person in accordance herewith, and all such Future Advances so made shall satisfy pro tanto the obligations of Administrative Agent hereunder and shall be secured by the Mortgage and the other Loan Documents as fully as if made directly to Borrower. 2.7.5 Frequency of Advances. Administrative Agent shall have no obligation to make a Future Advance (Capital Expenditures) or Future Advance (TI/LCs) more often than once in each calendar month. In addition, Administrative Agent may at any time, in Administrative Agent’s sole discretion and without request therefor from Borrower, make Future Advances to pay amounts that are due to Administrative Agent under, and in accordance with, the Loan Documents. 2.7.6 Advances Do Not Constitute a Waiver. No Future Advance shall constitute a waiver of any of the conditions of Administrative Agent’s obligation to make further Future Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any Future Advance have the effect of precluding Administrative Agent from thereafter declaring such inability to be an Event of Default hereunder. 2.7.7 Availability of Future Advances. Borrower shall only be entitled to Future Advances prior to the First Extension Maturity Date and during the Second Extension Period, Borrower’s right to request Future Advances of any unadvanced portion of the Future Funding Amount shall, unless otherwise agreed to by Lenders in their sole but reasonable discretion, be terminated, in which case, the Supplemental Building Loan Upsize Amount shall be permanently reduced by an amount equal to the any unadvanced amounts hereunder upon the commencement of the Second Extension Period (if any). Section 2.8 Mitigation Obligations; Replacement of Lenders The provisions of Sections 2.8 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. Section 2.9 DCAS Shortfall The provisions of Sections 2.9 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. III. REPRESENTATIONS AND WARRANTIES Borrower hereby reaffirms and ratifies all of the representations and warranties set forth in Article III of the Senior Loan Agreement with the same force and effect as if such representations -18- and warranties were set forth herein in their entirety, subject to modifications required by Section 1.2 hereof. IV. BORROWER COVENANTS Section 4.1 Borrower Covenants. Borrower agrees to comply with and perform all of its covenants and obligations set forth in Article IV of the Senior Loan Agreement, which covenants and obligations are incorporated herein by this reference with the same force and effect as if the same were set forth herein in their entirety, subject to modifications required by Section 1.2 hereof. Section 4.2 Hold Disbursements in Trust. Borrower shall receive all Future Advances hereunder, and holds the right to receive all Future Advances hereunder, as a trust fund in accordance with the provisions of the Lien Law to be applied first for the purpose of paying the Costs of the Improvement, and will apply all Future Advances first to the payment of the Costs of the Improvement before using any part of such Advances for any other purpose. Borrower shall indemnify and defend the Indemnified Parties and hold the Indemnified Parties harmless from and against any and all actual out-of-pocket claims, damages, judgments, liabilities, costs and expenses of every kind (including, without limitation, reasonable attorneys’ fees and disbursements and court costs) that the Indemnified Parties may suffer or incur by reason of (x) the Lien Law Statement being untrue or deficient in any respect or (y) any violations by Borrower of the trust fund provisions of the Lien Law or the implementation thereof. Section 4.3 Application of Proceeds. Borrower shall use proceeds of the Loan in accordance with Section 2.1.4. V. INSURANCE, CASUALTY AND CONDEMNATION Section 5.1 Insurance. Borrower shall maintain insurance as required pursuant to the provisions of Section V of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), all of which are incorporated herein by reference, as if such provisions were set forth herein in their entirety, subject to modifications required by Section 1.2 hereof. Section 5.2 Casualty and Condemnation. The provisions of Section 5.2 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein) are hereby incorporated herein by reference with the same force and effect as if such provisions were set forth herein in their entirety, subject to modifications required by Section 1.2 hereof. Section 5.3 Delivery of Net Proceeds. Borrower agrees to comply with and perform all of its covenants and obligations set forth in Section 5.3 of the Senior Loan Agreement, which covenants and obligations are incorporated herein by this reference with the same force and effect -19- as if the same were set forth herein in their entirety, subject to modifications required by Section 1.2 hereof. VI. RESERVE FUNDS The provisions of Article VI of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. VII. DEFAULTING LENDER The provisions of Article VII of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. VIII. PERMITTED TRANSFERS The provisions of Article VIII of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. IX. SECONDARY MARKET TRANSACTION The provisions of Article IX of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. X. DEFAULTS Section 10.1 Event of Default. (a) Each of the following events shall constitute an event of default hereunder (an “Event of Default”): (i) if (A) the payment due on the Maturity Date is not paid when due, (B) any monthly installment of principal and/or interest due under the Note is not paid when due and such failure continues for three (3) Business Days following the due date therefor, (C) any amount required to be deposited into the Reserve Funds is not paid when due and such failure continues for five (5) Business Days after such required deposit date, or (D) any other portion of the Debt is not paid when due and such non-payment referred to under this clause (D) continues for seven (7) Business Days following notice to Borrower that the same is past due and payable;

-20- (ii) Section 10.1(a)(ii) through (xxii) of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are incorporated herein by reference, subject to modifications required by Section 1.2 hereof, and shall be deemed to apply to the Building Loan. (b) Upon the occurrence and during the continuance of an Event of Default and at any time thereafter Administrative Agent may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Administrative Agent deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Administrative Agent may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (v) or (vi) of Section 10.1 above with respect to Borrower and/or SPC Party only, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding. Section 10.2 Remedies and Right to Cure Defaults. The provisions set forth in Section 10.2, 10.3 and 10.4 of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. XI. MISCELLANEOUS . The provisions of Article XI of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. Section 11.2 Conflicts with Senior Loan Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Senior Loan Agreement, the terms and provisions of the Senior Loan Agreement shall govern and control. Section 11.3 Schedules Incorporated. The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof. -21- XII. [RESERVED] XIII. ADMINISTRATIVE AGENT AND AGREEMENTS AMONG LENDERS The provisions of Article XIII of the Senior Loan Agreement and all the related definitions in the Senior Loan Agreement (other than the definitions of those terms that are otherwise expressly defined herein), are hereby incorporated herein by reference as if fully set forth herein as of the date hereof, subject to modifications required by Section 1.2 hereof. [NO FURTHER TEXT ON THIS PAGE] [Signature Page to Supplemental Building Loan Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. ADMINISTRATIVE AGENT (on behalf of the Lenders): DEUTSCHE PFANDBRIEFBANK AG By: /s/ Jonas Wolk Name: Dr. Jonas Wolk Title: Managing Director By: /s/ Martina Horn Name: Martina Horn Title: Director LENDER: DEUTSCHE PFANDBRIEFBANK AG By /s/ Jonas Wolk Name: Dr. Jonas Wolk Title: Managing Director By /s/ Martina Horn Name: Martina Horn Title: Director [Acknowledgement Page to Supplemental Building Loan Agreement] STATE OF Bavaria ) ss. COUNTY OF Munich ) On the 21st day of June, 2023 before me, the undersigned, personally appeared Dr. Jonas Wolk, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Konrad Lautner Signature and Office of Individual taking Acknowledgement STATE OF Bavaria ) ss. COUNTY OF Munich ) On the 21st day of June, 2023 before me, the undersigned, personally appeared Martina Horn, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Konrad Lautner Signature and Office of Individual taking Acknowledgement

[Signature Page to Supplemental Building Loan Agreement] BORROWER: 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company By: /s/ Michael Bender Name: Michael A. Bender Title: Authorized Signatory STATE OF California ) ss. COUNTY OF Orange ) On the 15 day of June, 2023 before me, the undersigned, personally appeared Michael A. Bender, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Laurie Selwitz Signature and Office of Individual taking Acknowledgement EXHIBIT C – Page 1 Error! Unknown document property name. SCHEDULE I COMMITMENTS Loan: DEUTSCHE PFANDBRIEFBANK AG 100% EXHIBIT A – Page 2 Error! Unknown document property name. EXHIBIT A LIEN LAW STATEMENT STATE OF ___________ ) ss. COUNTY OF ___________ ) The undersigned, being duly sworn, deposes and says that: (1) He has an office at the address shown at the foot hereof and holds the office in Borrower indicated beneath his signature. (2) The amount of the Loan is: $____________ (3) The consideration for the Loan to be paid and the other expenses heretofore incurred or to be incurred in connection with and paid out of the Loan are (or are estimated to be) as follows: Origination Fee, if any, for the Loan: $____________ Examination of title and recording fees: $____________ Mortgage recording taxes: $____________ Fees of Lender’s Construction Consultant: $____________ Fees of Lender’s Counsel: $____________ Interest on the Building Loan Mortgage(s): $____________ Total: $____________ (4) The amount, if any, to be advanced from the Loan to repay amounts previously advanced to Borrower pursuant to Notices of Lending for costs of the Improvements is: $____________ (5) The amount, if any, to be advanced from the Loan to reimburse Borrower for costs of the Improvements expended by Borrower after the commencement of the Improvements but prior to the date hereof are itemized as follows: Description of Cost of Improvements Amount (a) $____________ (b) $____________ EXHIBIT A – Page 3 Error! Unknown document property name. (c) $____________ (d) $____________ Total: $____________ (6) The estimated amount to be advanced from the Loan for indirect costs of the Improvements which may become due and payable after the date hereof and during the construction of the Improvements (such as bond and insurance premiums, fees of architects, engineers and surveyors, ground rents, taxes, assessments and water and sewer rents) is: $____________ (7) The net sum available to Borrower from the Loan to pay contractors, subcontractors, laborers and materialmen for the Improvements is: $____________ (8) This affidavit is made pursuant to and in compliance with Section 22 of the Lien Law of the State of New York. (9) If Borrower is a corporation, partnership or limited liability company, this statement is verified by deponent and not by Borrower because Borrower is a corporation, partnership or limited liability company of which the deponent is an officer, member or general partner. (10) The facts stated above and any costs itemized on this statement are true, to the knowledge of the undersigned. [Remainder of page intentionally left blank.]

EXHIBIT A – Page 1 Error! Unknown document property name. /s/ Brian Ragsdale Name: Brian Ragsdale Title: Authorized Signatory Address: c/o Pacific Oak Capital Advisors LLC 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 Attention: Brian Ragsdale Sworn to before me this ___ day of 2023 ____________________________ Notary Public